UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report

     Pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of report (date of earliest event reported): February 12, 2004

                               Balchem Corporation
             (Exact name of registrant as specified in its charter)

Maryland                                 1-13648              13-257-8432
(State or other jurisdiction of  (Commission file number) (I.R.S. Employer
incorporation or organization)                            Identification Number)

                       P.O. Box 600, New Hampton, NY 10958
                  (Address of principal executive offices) (Zip Code) Registrant's telephone number, including area code: (845) 326-5600

Item 7 Financial Statements and Exhibits

(c)  Exhibits

99 Press Release of Balchem Corporation dated February 12, 2004, reporting Balchem's financial results for the fourth quarter of 2003.

Item 12. Results of Operations and Financial Condition

The following information is being furnished pursuant to "Item 12 Results of Operations and Financial Condition" in accordance with SEC Release No. 33-8216.

On February 12, 2004, Balchem Corporation issued a press release announcing its financial results for the fourth quarter of 2003. A copy of the press release is attached as Exhibit 99 to this report.

                                    SIGNATURE

Under the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the authorized undersigned.

                                                     BALCHEM CORPORATION


                                                     By:/s/ Dino A. Rossi
                                                     ---------------------------
                                                     Dino A. Rossi, President,
                                                     Chief Executive Officer



Dated: February 12, 2004



EXHIBIT INDEX

Exhibit
No.               Description

99 Press Release of Balchem Corporation dated February 12, 2004, reporting Balchem's financial results for the fourth quarter of 2003.